                                                                   EXHIBIT 10.25


                            INDUSTRIAL BUILDING LEASE



CAUTION: Consult a lawyer before using or acting under this form. Neither the publisher nor the seller of this form makes any warranty with respect thereto, including any warranty for merchantability or fitness for a particular purpose.


                    (The Above Space For Recorder's Use Only)

-------------------------------------------------
                 TERM OF LEASE
-------------------------------------------------
BEGINNING                          ENDING
-------------------------------------------------
JANUARY 9, 1998                   JANUARY 8, 2003
------------------------------------------------- -------------------------------------------------------------------
MONTHLY RENT                     DATE OF LEASE                       LOCATION OF PREMISES
------------------------------------------------- -------------------------------------------------------------------
SEE ATTACHED RIDER               JANUARY 9, 1998
                                                           3100 WEST RANDOLPH, BELLWOOD, ILLINOIS
                                                           (APPROXIMATELY 66,289 SQUARE FEET)
---------------------------------------------------------------------------------------------------------------------

                                                        PURPOSE

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 MANUFACTURING, STORAGE AND PROCESSING OF PAPER PRODUCTS AND PACKAGING MATERIALS



---------------------------------------------------------------------------------------------------------------------

NAME:         o   Packaging Products, Inc.           NAME:        o     Arapahoe Properties, L.L.C.
ADDRESS:      o   3212 West Randolph                 ADDRESS:     o     2340 Des Plaines Ave., Suite 303
CITY:         o   Bellwood, IL  60104                CITY:        o     Des Plaines, IL  60018-3224

In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.



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LEASE COVENANTS AND AGREEMENTS

1. RENT. Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.



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


2. CONDITION AND UPKEEP OF PREMISES. Lessee has examined and knows the condition of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this Lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

3. LESSEE NOT TO MISUSE; SUBLET; ASSIGNMENT. Lessee will not allow Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same, or any part thereof, nor assign this lease without in each case the written consent of the Lessor (which will not unreasonably be withheld) first had, and Lessee will not permit any transfer by operation of law of the interest in Premises acquired through this lease, and will not permit Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any of the Premises, except in each such case by written consent of Lessor (which will not unreasonably be withheld); all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

4. MECHANIC'S LIEN. Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

5. INDEMNITY FOR ACCIDENTS. Lessee covenants and agrees that he will protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and al loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever, except to the extent caused by the gross negligence or willful misconduct of Lessor or Lessor's failure to comply with the terms of this lease and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provision hereof.

6. NON-LIABILITY OF LESSOR. Except as provided by Illinois statute, Lessor shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door other otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

7. WATER, GAS AND ELECTRIC CHARGES. Lessee will pay, in addition to the rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

8. KEEP PREMISES IN REPAIR. Except as otherwise set forth herein, Lessor shall not be obliged to incur any expense for repairing any improvements upon said demised premises or connected therewith, and except as otherwise set forth herein, the Lessee



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at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration ordinary wear and tear excepted. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

9. ACCESS TO PREMISES. Lessee will allow Lessor free access to the Premises for the purpose of examining or exhibiting the same, or to make any repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all reasonable times notice of "For Sale" and "To Rent", and will not interfere with the same. Notwithstanding the foregoing, Lessor shall have immediate access to the Premises at any time in case of any emergency.

10. ABANDONMENT AND RELETTING. If Lessee shall abandon or vacate the Premises, or if Lessee's right to occupy the Premises be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be relet by Lessor for such rent and upon such terms as Lessor may deem fit, subject to Illinois statute; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

11. HOLDING OVER. Lessee will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of Five Hundred Fifty and No/Dollars ($550.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance or tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

12. EXTRA FIRE HAZARD. There shall not be allowed, kept, or used on the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

13. DEFAULT BY LESSEE. If default be made in the payment of the above rent, or any part thereof, or in any of the covenants herein contained to be kept by the Lessee, Lessor may at any time thereafter at his election declare said term ended and reenter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to distrain for rent due.

14. NO RENT DEDUCTION OR SET OFF. Lessee's covenant to pay rent is and shall be independent of each and every other covenant of this lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

15. RENT AFTER NOTICE OR SUIT. It is further agreed, by the parties hereto, that after the service or notice or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

16. PAYMENT OF COSTS. Lessee will pay and discharge all reasonable costs, attorneys' fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease.

17. RIGHTS CUMULATIVE. The rights and remedies of Lessor under this lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

18. FIRE AND CASUALTY. In case the Premises shall be rendered untenantable during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remove in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises



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within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or casualty.

19. SUBORDINATION. This lease is subordinate to all mortgages which may now or hereafter affect the Premises.

20. PLURALS; SUCCESSORS. The words "Lessor" and "Lessee" wherever herein occurring and used shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

21. SEVERABILITY. Wherever possible each provision of this lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

     If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

     This lease consists of        pages hereto have  executed  this  instrument
this day and year first above written.




LESSOR:                                                     LESSEE:



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22. (A) The monthly rental for the term of the Lease is as follows:

                  DATE                           MONTHLY RENTAL
                  ----                           --------------
                  Year One                       $19,217.62
                  Year Two                       $19,794.15
                  Year Three                     $20,387.97
                  Year Four                      $20,999.61
                  Year Five                      $21,629.60

23. Lessor shall maintain the exterior and structural parts of the building, being the roof, walls, heating plant and boiler. Lessee shall undertake, at its own expense, the removal of snow, care of the lawn, and the parking lot.

24. Lessee shall maintain and repair the interior of the Premises, and will keep the Premises in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this Lease, at the expense of the Lessee. Upon the termination of this Lease, in any way, the Lessee will yield up the Premises to the Lessor, in good condition and repair, loss by fire, other casualty and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

25. Lessor shall maintain all-risk fire and other casualty insurance on the building and pay the premiums therefor; provided, however, if the rate of insurance is increased as a result of the use and occupancy by the Lessee, then the Lessee will pay the increase caused by Lessee's occupancy.



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The amount of such increase paid by the Lessee will be limited to that portion of the increase caused solely by the Lessee's use and operation. The Lessor agrees to furnish Lessee



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evidence of insurance coverage and Lessor agrees to increase the insurance coverage to include structural improvements, made by Lessee, that become a permanent part of the building.

26. Lessor shall maintain the sprinkler system in good working condition at its own expense and in compliance with the standards and requirements of the Fire Insurance Association and other appropriate regulatory bodies. Lessor shall also maintain portions of the building under its control in compliance with all applicable Factory Insurance Association standards, and in compliance with all applicable municipal ordinances. Provided, however, that the Lessee shall not be excused from maintaining the interior of the Premises under its control.

27. No part of the building equipment or fixtures, including but not limited to the fluorescent lights, bus bars and power boxes, shall be removed without the written consent of the Lessor. Reasonable approval shall not be refused and changes to be made will be submitted within sixty (60) days of the signing of the Lease for Lessor approval.

28. Lessee covenants at all times to comply with all federal, state and local environmental protective laws and regulations. In the event that the Lessee violates any of the provisions of said laws, as a result of which the Lessor is made a party defendant or charged by any governmental agency as being in violation of said laws, as the result of the Lessee's use and occupancy of the Premises, then the Lessee agrees to undertake and pay for the costs of defense of the Lessor in any such proceeding, including the payment of reasonable attorney's fees, court costs, and any damages or fines assessed, as a result of the Lessee's breach of any such laws. Further, in the event of any



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such violation by the Lessee, the Lessor may, at its option, terminate this
Lease. Lessor shall have all rights against Lessee available to a landlord under Illinois law.

29. If Lessee shall default in the performance of any covenant required to be performed by virtue of any provision of this Lease at the expiration of ten (10) days after written notice of such defaults without cure by Lessee, the Lessor may, but shall not be required to perform the same for the account and at the expense of the Lessee. If Lessor at any time elects to pay any sum of money, or do an act which will require the payment of any sum of money by reason of the failure of the Lessee to comply with any provision hereof, or if Lessor incurs any expense including reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding instituted by reason of any default of the Lessee, the sum or sums so paid by Lessor (including any costs incurred by performance pursuant to the first sentence hereof), with all interest, costs and expenses, shall be deemed to be additional rent and shall be due from the Lessee to the Lessor on the next regular monthly rental payment date following the incurring of such expenses, together with interest at the rate of ten (10%) percent per annum from the date of any such payment.

30. If the Premises shall be partially damaged by fire or other insured cause the damages shall be repaired by and at the expense of Lessor, to the extent of available insurance proceeds, and the rent, until such repairs shall be made, shall be reduced in the proportion which the floor area of said part of the demised Premises bears to the floor area of the entire demised Premises. Lessor shall not be liable for the reasonable delay which may arise by reason of adjustment of insurance on the part



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of Lessor or Lessee, and for reasonable delay related to such repairs or any other cause beyond Lessor's control.

If the demised Premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Lessor shall decide not to rebuild the same, or if the building shall be so damaged that Lessor shall decide to demolish it, then in any of such events, Lessor may, within ninety (90) days after such fire or other cause, give Lessee written notice of such decision, and thereupon the term of this Lease shall expire. Upon the expiration of said ninety-day (90) period, Lessee shall thereupon vacate the demised Premises and surrender the same to Lessor. Rent shall abate to the extent the Leased Premises are untenantable.

31. In the event that the whole of the demised Premises shall be condemned or taken in any manner for any public or quasi-public use, this Lease and the term hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only a part of the demised Premises shall be so condemned or taken, then, effective as of the date of vesting of title, the rent hereunder for such part shall be equitably abated in the same proportion that the area of the part taken bears to the total floor area of the demised Premises, and this Lease shall then continue as to such part not so taken; provided that if the remaining portion of the Premises is reasonably insufficient for Lessee's operation, Lessee shall have the right to terminate the Lease.

                  In the event of any condemnation or taking of all or part of the building, Lessor shall be entitled to receive the entire award in the condemnation proceeding; provided, however, that the Lessee shall have the right, at its sole cost and expense, to terminate this Lease if the remaining



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portion of the Premises is reasonably insufficient for Lessee's operation, and in any event, the rent shall be reduced in proportion in which the floor area of said part of the demised Premises so condemned bears to the floor area of the entire demised Premises, and to assert a separate claim in any condemnation proceeding for its personal property and tenants' and Lessee's improvements.

32. It is understood that any equipment of the Lessee installed in the Premises during the term of this Lease, shall be and remain the property of the Lessee, and the Lessee shall have the right to remove the same upon the termination of the Lease, provided that any such removal shall be without any damage or destruction to the Premises, and Lessee shall correct and restore the Premises so affected to their original condition.

33. Lessor agrees to spend up to $75,000 using contractors reasonably approved by Lessee to replace sections of the roof requiring repair and will commence construction on the roof replacement within the first four (4) months of the commencement date of Lease. Lessor further agrees to repair the front walkway (sidewalk) to the front door of the Premises and the caulking around the windows to the Premises, the cost of which shall be paid by Lessee amortized over a five
(5) year period and added to the monthly rental described in paragraph 1 of this Rider.

34. Lessor intends to market the Premises for sale and has advised Lessee, in writing, of the terms on which Lessor intends to offer the Premises. Lessee has declined to purchase the Premises and Lessor therefore has no further obligations to present the Premises to Lessee for purchase. Lessee understands that it is Lessor's intention to market the Premises for sale, and agrees to grant



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reasonable access to the Premises to the Lessor, its agents and prospective purchasers during normal business hours and for reletting purposes during the last year of the Lease.

35. Regarding Paragraphs 8, 24 and 29, Lessor will be responsible for making and paying costs for improvement required by the Americans with Disabilities Act
(ADA).

36. Regarding Paragraph 31 and 32, if more than 25% of Premises are taken or become untenantable, Lessee shall have the right to terminate the Lease.

37. Notices intended for Lessor shall be as addressed as follows:

                  Arapahoe Properties, L.L.C.
                  2340 Des Plaines Avenue, Suite 303
                  Des Plaines, Illinois  60018

                  Notices intended for Lessee shall be addressed as follows:

                  Packaging Products, Inc.
                  3212 West Randolph
                  Bellwood, Illinois  60104

                  with a copy to :

                  IPC, Inc.
                  c/o Ivex Packaging Corporation
                  100 Tri-State Drive
                  Suite 200
                  Lincolnshire, Illinois 60069
                  Attention: General Counsel

38. Upon execution of this Lease, the Industrial Building Lease, dated October 19, 1992, as amended, shall terminate and become null and void.

39. This Lease may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one Lease.



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LESSEE:                                              LESSOR:

PACKAGING PRODUCTS, INC.                             ARAPAHOE PROPERTIES, L.L.C.


By:                                                  By:



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